Summary Prospectus

International Equities

Delaware Pooled® Trust

The Global Real Estate Securities Portfolio

February 28, 2010

Before you invest, you may want to review the Portfolio’s statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/dpt/literature. You can also get this information at no cost by calling 800 362-7500 or by sending an e-mail request to service@delinvest.com. The Portfolio’s statutory prospectus and statement of additional information, both dated February 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Summary Prospectus

What are the Portfolio’s investment objectives?

The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation.

What are the Portfolio’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a
percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage
of original purchase price or redemption price, whichever is lower	none
Purchase reimbursement fees	none
Redemption reimbursement fees	none

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.99%
Distribution and service (12b-1) fees	none
Other expenses	0.22%
Total annual portfolio operating expenses	1.21%

Expense example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$123
3 years	$384
5 years	$665
10 years	$1,466

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 124% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors (80% Policy). The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the investment manager, in which case the Portfolio would invest at least 30% of its net assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

In managing the Portfolio, we strive to invest in companies that represent a variety of different sectors in the real estate industry. As we consider individual securities for the Portfolio, we carefully evaluate each company’s management team, and we generally look for those companies that:
  are attractive on a relative valuation basis (both at the real estate and security level);

  have the ability to raise rents;

  demonstrate prudent use of capital for external growth; and

  can create franchise value over the long-term.
The types of securities the Portfolio may invest in include, but are not limited to: common stocks; preferred stocks; securities convertible into common stocks; securities having common stock characteristics, such as rights and warrants to purchase common stocks; and ADRs, GDRs, and EDRs. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures. It is expected that the Portfolio will invest a significant amount of its portfolio in REITs and REIT-like entities, but the Portfolio is not limited to investing in these entities as described herein.

Summary Prospectus

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions.

What are the main risks of investing in the Portfolio?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Futures and options risk	The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.
Non-diversification risk	A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Prepayment risk	The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Global Real Estate Securities Portfolio performed?

The bar chart and table below can help you evaluate the risks of investing in the Portfolio. The bar chart shows how annual returns for the Portfolio’s shares have varied over the past two calendar years. The table shows the Portfolio’s average annual returns for the 1-year and lifetime periods. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Global Real Estate Securities Portfolio’s highest quarterly return was 31.78% for the quarter ended June 30, 2009 and its lowest quarterly return was -31.03% for the quarter ended December 31, 2008.

Summary Prospectus

Average annual returns for periods ended December 31, 2009

	1 year	Lifetime*
Return before taxes	30.67%	-13.18%
Return after taxes on distributions	27.40%	-14.37%
Return after taxes on distributions
and sale of Portfolio shares	19.89%	-11.55%
FTSE EPRA/NAREIT Global Real Estate Index
(reflects no deduction for fees, expenses,
or taxes)	38.26%	-14.11%

* Lifetime periods are shown because the Portfolio has existed for less than 10 years. The Portfolio commenced operations on January 10, 2007. The Index reports returns on a monthly basis as of the last day of the month.

The Portfolio’s returns above are compared to the performance of the FTSE EPRA/NAREIT Global Real Estate Index. The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) world-wide.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Start date on the
Portfolio managers	Position with Delaware Management Company	Portfolio
Babak “Bob” Zenouzi	Senior Vice President, Senior Portfolio Manager	January 2007
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 2007

Purchase and redemption of Portfolio shares

You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares may be purchased or redeemed in-kind. Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

Shares of the Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. Delaware Pooled Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, Shareholders that have institutional accounts managed by the Manager’s affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Tax information

The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Summary Prospectus

Payments to broker/dealers and other financial intermediaries

If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-568 [10/09] DG3 14941 [2/10]